UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Broadway Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADWAY FINANCIAL CORPORATION

4800 Wilshire Boulevard

Los Angeles, California 90010

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”), which will be held at the Company’s principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 25, 2008.

As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of three directors, to ratify the appointment of the Company’s independent auditors for 2008, to approve the Broadway Financial Corporation 2008 Long-Term Incentive Plan to replace our prior stock option plans which have expired, and to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Your vote is very important, regardless of the number of shares you own. Even if you currently plan to attend the Annual Meeting, I urge you to complete, sign and date each proxy card you receive and to return it to the Company as soon as possible in the postage-paid envelope that has been provided. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,

Paul C. Hudson Chief Executive Officer

IMPORTANT:    If your Broadway Financial Corporation shares are held in the name of a brokerage firm or nominee, only that brokerage firm or nominee may execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy.

If you have any questions or need any assistance in voting your shares, please telephone Daniele Johnson, the Company’s Investor Relations Representative, at (323) 634-1700, Ext 231.

BROADWAY FINANCIAL CORPORATION

4800 Wilshire Boulevard

Los Angeles, California 90010

Notice of Annual Meeting of Stockholders

Wednesday, June 25, 2008

2:00 p.m.

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”) will be held at the Company’s principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 25, 2008, for the following purposes:

1) To elect three directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2011 and until their successors are elected and have been qualified. The Board of Directors has nominated Mr. A. Odell Maddox, Mr. Daniel A. Medina, and Mr. Virgil Roberts;

2) To ratify the appointment of Crowe Chizek and Company LLP as the Company’s independent audit firm for 2008;

3) To approve the Broadway Financial Corporation 2008 Long-Term Incentive Plan; and

4) To consider such other business as may properly come before and be voted upon at the Annual Meeting of Stockholders or any postponement or adjournment thereof.

The Board of Directors has selected April 28, 2008 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices during the ten days prior to the meeting. The list will also be available for inspection at the Annual Meeting of Stockholders.

Please complete, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope at your earliest convenience, whether or not you currently plan to attend the Annual Meeting.

By Order of the Board of Directors

Daniele Johnson Secretary

Los Angeles, California

May 19, 2008

BROADWAY FINANCIAL CORPORATION

4800 Wilshire Boulevard

Los Angeles, California 90010

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Broadway Financial Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California, 90010, at 2:00 p.m., on June 25, 2008, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 19, 2008.

The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. (“Broadway Federal” or the “Bank”) as part of the Bank’s conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the “Conversion”). The Conversion was completed, and the Bank became a wholly owned subsidiary of the Company, on January 8, 1996. Unless otherwise indicated, references in this Proxy Statement to the Company include the Bank as its predecessor.

RECORD DATE AND VOTING OF SHARES

The Board of Directors has selected April 28, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 1,758,089 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), were outstanding at the close of business on that date. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. A plurality of votes cast is required for the election of directors. The affirmative vote of the majority of shares represented and voting at the Annual Meeting will be required to approve the Long Term Incentive Plan and to ratify the appointment of Crowe Chizek and Company LLP (“Crowe Chizek”) as the Company’s independent audit firm If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

VOTING AND REVOCATION OF PROXIES

All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors, FOR approval of the appointment of Crowe Chizek as the Company’s independent audit firm for the fiscal year ending December 31, 2008, and FOR approval of the 2008 Long Tem Incentive Plan. Although the Board of Directors currently knows of no other matter to be brought before the Annual Meeting, if other matters properly come before the Annual Meeting and may properly be acted upon, including voting on a substitute nominee for director in the event that any director nominee named in this Proxy Statement becomes unwilling or unable to serve before the Annual Meeting, the proxies will be voted in accordance with the best judgment of the persons named in the proxies.

Any stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy card or other written notice of revocation to Daniele Johnson, Secretary of the Company, at 4800 Wilshire Boulevard, Los Angeles, California 90010. A proxy will also be considered revoked if the stockholder executing the proxy is present at the Annual Meeting and chooses to vote in person.

SOLICITATION OF PROXIES

Proxies are being solicited on behalf of the Board. The principal solicitation of proxies is being made by mail. Computershare, the Company’s transfer agent, will assist in the solicitation of proxies at no additional fee except for reimbursement of certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company, or its wholly owned subsidiaries, none of whom will receive additional compensation, and may be solicited by telephone, personal contact or other means. The Company will bear the cost of the solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares for their expenses incurred in forwarding solicitation material to beneficial owners of shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information, as of March 31, 2008, concerning the shares of the Company’s Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company’s Common Stock, by each director, each of the executive officers named in the Summary Compensation Table on page 14, and by all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Beneficial Owners:
Cathay General Bancorp 777 North Broadway Los Angeles, CA 90012	215,000	(1)	12.23%

First Financial Fund, Inc. 2344 Spruce Street, Suite A Boulder, CO 80302	129,280	(2)	7.35%

Directors and Executive Officers:
Paul C. Hudson	95,224	(3)	5.41%
Kellogg Chan	37,590		2.14%
Robert C. Davidson, Jr.	7,427	(4)(5)	0.42%
Javier León	—		0.00%
A. Odell Maddox	16,494	(6)	0.94%
Daniel A. Medina	7,805	(7)(8)	0.44%
Virgil Roberts	9,589	(9)(10)	0.55%
Elrick Williams	169,290	(11)	9.63%
Sam Sarpong	9,943	(12)	0.57%
Wilbur McKesson	—		0.00%
Candis Hurdle-Noel	—		0.00%
All directors and executive officers as a group (11 persons)	353,362		20.09%

(1)	Information based upon Schedule 13G, filed on May 26, 2006 with the SEC by Cathay General Bancorp.

(2)	Information based upon Schedule 13G/A, filed on February 13, 2008 with the SEC by First Financial Fund, Inc.

(3)	Includes 16,022 allocated shares under the ESOP, and 35,366 shares subject to options granted under the LTIP, which options are currently exercisable.

(4)	Includes 5,356 shares held jointly with spouse with whom voting and investment power are shared.

(5)	Includes 1,428 shares subject to options granted under the Director’s Stock Option Plan, which options are all currently exercisable.

(6)	Includes 600 shares subject to options granted under the Director’s Stock Option Plan, which options are all currently exercisable.

(7)	Includes 2,522 shares held jointly with spouse with whom voting and investment power are shared.

(8)	Includes 1,000 shares subject to options granted under the Director’s Stock Option Plan, which options are all currently exercisable.

(9)	Includes 3,888 shares held jointly with spouse with whom voting and investment power are shared.

(10)	Includes 1,784 shares subject to options granted under the Director’s Stock Option Plan, which options are all currently exercisable.

(11)

Information based upon Schedule 13G, filed on April 10, 2008 with the SEC by Elrick Williams. Mr. Williams is a majority owner of Williams Group Holdings LLC which owns 169,290 shares of the Company’s Common Stock.

(12)	Includes 9,000 shares subject to options granted under the Long Term Incentive Plan, which options are all currently exercisable.

PROPOSAL 1. ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with the term of one class of directors to expire each year. Three directors are to be elected at the Annual Meeting. The Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Information Concerning Nominees and Directors

The following table sets forth the names and information regarding the persons who are currently members of the Company’s Board of Directors, including those nominated by the Board of Directors for election at the Annual Meeting. If elected, A. Odell Maddox, Daniel A. Medina, and Virgil Roberts will each serve for a term of three years and until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board of Directors.

Name	Age at December 31, 2007	Director Since	Term Expires	Positions Currently Held with The Company and the Bank
NOMINEES:
A. Odell Maddox	61	1986	2011	Director
Daniel A. Medina	50	1997	2011	Director
Virgil Roberts	60	2002	2011	Director

CONTINUING DIRECTORS:
Paul C. Hudson	59	1985	2009	Chairman of the Board and Chief Executive Officer
Kellogg Chan	68	1993	2009	Director
Robert C. Davidson, Jr.	62	2003	2010	Director
Javier León	42	2007	2010	Director
Elrick Williams	60	2007	2010	Director

The Board of Directors unanimously recommends

that you vote for the above nominees.

The principal occupation and business experience of the nominees for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Nominees:

A. Odell Maddox is Manager of Maddox Co., a real estate property management and sales company.

Daniel A. Medina is Managing Director of Capital Knowledge, LLC, a consulting firm that provides financial advisory services. He has been with Capital Knowledge and its predecessor since April 1, 2000.

Virgil Roberts is Managing Partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry. He currently serves on the Board of Directors of Community Build, Inc., Claremont Graduate School, Families in Schools, the Alliance for College Ready Public Schools, Southern California Public Radio (SCPR), the Alliance of Artists and Record Companies (AARC), the Bridgespan Group, and is co-chair of the Mayor’s Council on Education.

Continuing Directors:

Paul C. Hudson is Chief Executive Officer and Chairman of the Company and the Bank. Mr. Hudson joined the Bank in 1981, was elected to the Board of Directors in 1985, and served in various positions prior to becoming President and Chief Executive Officer in 1992. Mr. Hudson is a member of the California and District of Columbia Bars. He currently serves on the Board of the Los Angeles Universal Preschool and Los Angeles County Employee Retirement Association Investment Board.

Kellogg Chan has served as President of Asia Capital Group, Ltd., a biotechnology holding company since 2001.

Robert C. Davidson, Jr. is retired Chairman/CEO of Surface Protection Industries, a company he formed in 1978 and one of the largest African American owned manufacturing companies in California. He is a member of the Boards of Directors of Jacobs Engineering Group, Inc., Morehouse College, Cedars Sinai Medical Center, Fulcrum Venture Capital Corporation, Art Center College of Design in Pasadena, the South Coast Air Quality Management District Brain Tumor and Air Pollution Foundation, and the University of Chicago Graduate School of Business Advisory Council.

Javier León is the Managing Director of Andell Sports Group, which oversees the sports and related assets for Andell Holdings. Mr. Leon oversees the business and operations of the Fire, a professional soccer team, on behalf of owner Andrew Hauptman. He works closely with Fire management team and staff, and is involved in strategic planning, marketing, as well as the development of Hispanic, community and public relations strategies and programs. Additionally, Mr. Leon is responsible for building and growing Andell’s sports business in local and international markets. Prior to joining Andell, Mr. Leon spent three years as the Chief Executive Officer for Chivas USA Enterprises in Los Angeles.

Elrick Williams is Chairman of Allston Trading LLC, a firm that specializes in algorithmic electronic trading of stocks, Treasury bonds, currencies, futures and options. Prior to founding Allston Trading LLC in 2003, Mr. Williams was a trader from 1981 to 2003 with various trading companies.

Director Independence

We have adopted standards for director independence pursuant to Nasdaq listing standards. The Board considered relationships, transactions and/or arrangements with each of its directors and determined that all seven of the Company’s non-employee directors are “independent” under applicable Nasdaq listing standards and SEC rules.

Committees of the Board of Directors and Meeting Attendance

The Company has four standing Board committees: the Executive Committee, the Audit Committee, the Compensation/Benefits Committee and the Nominating Committee. The Bank has five committees: the Executive Committee, the Audit/CRA/Compliance Committee, the Compensation/Benefits Committee, the Loan Committee, and the Nominating Committee.

Company Committees

The Executive Committee consists of Messrs. Hudson (Chairman), Maddox, Medina, and Roberts. This committee, together with the corresponding committee of the Bank’s Board of Directors, serves as an interim decision-making body that functions between Board of Directors meetings, if required, to assist the chief executive officer by providing input on critical issues and ensuring appropriate Board of Directors involvement in the strategic planning process. The Executive Committee did not meet in 2007.

The Audit Committee consists of Messrs Medina (Chairman), Chan, and Williams. The Audit Committee, together with the corresponding committee of the Bank’s Board of Directors, is responsible for oversight of the internal audit function for the Company, assessment of accounting and internal control policies and monitoring of regulatory compliance. This committee is also responsible for oversight of the Company’s independent auditors. The Audit Committee met twelve times during 2007. The Audit Committee has a written charter which was included as Appendix A to the Company’s 2007 annual meeting proxy statement. The members of the Audit Committee are independent directors as defined under the Nasdaq listing standards. In addition, Mr. Chan meets the definition of “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). See “Audit Committee Report” on page 7.

The Compensation/Benefits Committee consists of Messrs Davidson (Chairman), Roberts, and León. This committee, together with the corresponding committee of the Bank’s Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues at the Company level. The Compensation/Benefits Committee has a written charter which was included as Appendix B to the Company’s 2007 annual meeting proxy statement. The Compensation/Benefits Committee held four meetings during 2007. See “Compensation/Benefits Committee Report” on page 16.

The Nominating Committee consists of Messrs. Roberts (Chairman), Davidson and Medina. This committee is responsible for the review of the qualifications of existing directors standing for re-election and new directors standing for election and making nomination recommendations of such directors to the Company’s Board of Directors. The Nominating Committee did not meet in 2007. Nominees for this 2008 Annual Meeting of Stockholders were recommended by the Nominating Committee and approved by the Board of Directors. There were no shareholder nominations. The nomination procedures, qualifications for director nominees, and procedures for shareholder nominations are described in the Nominating Committee Charter, which was included as Appendix C to the Company’s 2007 annual meeting proxy statement. The members of the Nominating Committee are independent directors as defined under the Nasdaq listing standards.

Bank Committees

The Executive Committee consists of Messrs. Hudson (Chairman), Maddox, Medina, and Roberts. This committee monitors financial matters, including capital adequacy and liquidity, and analyzes overall earnings performance, focusing on trends, regulations, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Board meetings, if required, to assist the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process. The Executive Committee did not meet in 2007.

The Audit/CRA/Compliance Committee consists of Messrs. Medina (Chairman), Chan and Williams. The Audit/Compliance Committee is responsible for oversight of the internal audit function, assessment of accounting and internal control policies and monitoring Community Reinvestment Act/regulatory compliance. This committee is also responsible for oversight of the Bank’s independent auditors. The Audit/Compliance Committee met twelve times during 2007. The members of the Audit/Compliance Committee are independent directors as defined under the Nasdaq listing standards. In addition, Mr. Chan meets the definition of “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). See “Audit Committee Report” on page 7.

The Compensation/Benefits Committee consists of Messrs Davidson (Chairman), Roberts, and León. This committee is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation issues, as well as the appraisal of the chief executive officer’s performance, determination of his salary and bonus, and making recommendations regarding such matters for approval by the Board of Directors. The committee met four times during 2007.

The Loan Committee consists of Messrs. Chan (Chairman), Hudson, Maddox, Roberts, and McKesson, Chief Loan Officer, a non-Board member. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies, and approving specific loans in accordance with the Bank’s loan policy. To expedite loan approvals, the Loan Committee communicates on an as needed basis by formal meetings, telephonic conferences or electronic correspondence, but at least monthly.

Board Meetings

The Boards of Directors of the Company and the Bank each held eleven regular meetings during 2007. The Company’s Board of Directors held one special meeting and the Bank’s Board of Directors held three special meetings during 2007. All directors attended at least 75% of the aggregate meetings held during 2007 by the Board and the committees of the Board on which they served.

Director Attendance at Annual Meetings

The Company encourages all members of the Board of Directors to attend the annual meeting of stockholders. All nine directors of the Company as of the 2007 Annual Meeting attended that meeting.

Communications with the Board of Directors

The Board of Directors has an established process for stockholders to communicate with the Board of Directors. Stockholders may send communications to the Board of Directors or any individual director by mail addressed to: Board of Directors, Broadway Federal Bank, 4800 Wilshire Boulevard, Los Angeles, California 90010. Communications addressed to the Board of Directors will be reviewed by the Secretary and directed to the Chairman of the Board for further review and distribution to all members of the Board of Directors. Communications addressed to individual directors will be forwarded directly to the office of the named director.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics for the Company’s directors and executive officers. Our directors and executive officers are expected to adhere at all times to this code of ethics. Stockholders may obtain a copy of the Company’s Code of Ethics, free of charge, upon written request to: Broadway Financial Corp., 4800 Wilshire Boulevard, Los Angeles, California 90010, Attention: Daniele Johnson.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, as well as the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America, including SAS 61. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services provided by the auditor with the auditors’ independence.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2007. The Committee has also recommended to the Board the selection of the Company’s independent auditors.

This report of the Audit Committee shall not be deemed incorporated by reference into the Company’s filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee

Mr. Daniel A. Medina, Chairman

Mr. Kellogg Chan

Mr. Elrick Williams

EXECUTIVE OFFICERS

The following table sets forth information with respect to executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually by the respective Boards of Directors.

Name	Age (1)	Positions Held With the Company and the Bank
Samuel Sarpong	47	Senior Vice President / Chief Financial Officer of the Company and the Bank
Wilbur A. McKesson Jr.	54	Senior Vice President / Chief Loan Officer of the Bank
Candis Hurdle-Noel	49	Senior Vice President / Chief Retail Banking Officer of the Bank

(1)	As of December 31, 2007.

The business experience of each of the executive officers is as follows:

Samuel Sarpong was appointed Senior Vice President/Chief Financial Officer of the Company and the Bank in September 2005. Mr. Sarpong joined Broadway Federal in February 2004 as First Vice President/Chief Compliance Officer and Internal Audit Director. Prior to joining Broadway Federal, Mr. Sarpong was an Audit Manager at Citibank from 2000 to 2004. Mr. Sarpong is a member of the Financial Manager’s Society (Internal Audit Division) and a member of the Institute of Internal Auditors.

Wilbur A. McKesson Jr. joined Broadway Federal Bank in March 2007 as Senior Vice President/Chief Loan Officer. Prior to joining Broadway Federal, Mr. McKesson served as Vice President for Affordable Housing at Option One Mortgage from December 2002 through February 2007. In addition, Mr. McKesson has over twenty years of lending experience, which includes three years at CitiMortgage and twelve years at Washington Mutual.

Candis Hurdle-Noel joined Broadway Federal Bank in November 2006 as Senior Vice President/Chief Retail Banking Officer. Prior to joining Broadway Federal, Ms. Noel worked at Comerica Bank from 1992 to 2006, where she recently served as Vice President, Regional Deposit Officer.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Board of Directors (Board) of Broadway Federal Bank (Bank) has appointed a Compensation/Benefits Committee (Committee) of the Board that is tasked to establish, supervise and review policies involving the Bank’s personnel performance, compensation and benefits. The Committee is made up of three independent outside Directors. The Committee has developed a formal accountability schedule and meets on a regular basis to review and approve both policy recommendations and compensation actions that impact the senior officers of the organization. The Committee has a defined Committee Charter which provides for a broad scope of responsibilities to establish, supervise and review all matters related to compensation within the organization and in particular with matters of compensation affecting officers that are members of executive management.

In compliance with the SEC Proxy Disclosure requirements, the following is the Compensation Discussion and Analysis (CD&A) as it pertains to the 2007 fiscal year. This discussion and analysis is focused on the material principles that underlie the Bank’s executive compensation policies and decisions.

Philosophy

It is the philosophy of the Committee and the Board of Directors to insure that the Bank has the policies and processes in place that will enable the Bank to attract, motivate and retain the highest quality workforce while at the same time balancing those needs with the duty to enhance shareholder value. To achieve these goals the Committee reviews competitive market data and acts on it when warranted. The Committee retains an outside independent compensation consultant to assist with the development of market data.

The Committee has a pay for performance philosophy. This means that compensation actions approved for executives are consistent with results achieved against predetermined objectives. The Board believes this philosophy enhances shareholder value.

For 2007, the Committee defined its bank peer group as financial institutions operating on the West Coast of California that have assets ranging between $250 million and $500 million. The Bank uses asset size and geographic location as key elements in determining the appropriate peer group. The Bank utilizes multiple survey sources to assist with this process. The Bank’s asset size as of December 31, 2007 was $357 million.

Process

The Committee follows a defined process throughout the year. The Committee retains the services of an outside independent human resource consulting company to insure that the Committee has sufficient knowledge about the competitive market to make sound decisions regarding the competitiveness of the overall compensation package. In that regard, the Committee utilizes the services of John Parry and Alexander (JPA). Stephen Enna, JPA Director, is on retainer to the Committee and serves as an advisor on an ongoing basis. JPA specializes in community banks and works with more than 100 institutions throughout the Western United States.

The process begins in the fall of the preceding plan year when the Board meets to establish the Bank and Company goals for the plan year. The Committee generally meets at least four times per year. Goal achievement is reviewed by the Committee after the plan year has been completed and decisions are made regarding the total compensation merited by the CEO. The Committee, consistent with its Charter, determines compensation for the named executive officers. The Committee evaluates the CEO’s performance against overall corporate goals and performance. With respect to compensation decisions for the other named executive officers, the CEO annually reviews the performance of each of the other named executive officers. The conclusions reached and recommendations based on this review, including any recommendations for salary adjustments and annual bonus awards, are presented to the Committee. The Committee considers the recommendations of the CEO. The elements of compensation and the Committee’s view on each are outlined later in this report.

Objectives

The Committee’s focus is on objectives that align the executive compensation plan with the interests of shareholders. The pay for performance philosophy links the Bank’s performance and individual performance and is designed to support Broadway Financial Corporation’s (Company) strategic plan. It is the Bank’s intention, where applicable, to insure that measurable objectives are developed and communicated to participants prior to the commencement of a plan year and that following the completion of the plan year the results achieved are tied directly to the compensation received by plan participants.

The Bank objectives change each year; however, a minimum threshold of achievement is established before the bonus plan is funded. Earnings growth as well as growth in both loans and deposits is consistently included in the goals and objectives established.

Compensation Elements

In developing its overall compensation strategy, the Committee reviews each element of compensation and the purposes of each. It then reviews the total of all elements of compensation in order to insure the Bank maintains an overall compensation strategy that is competitive. The elements of compensation included in this discussion and reflected in the tables are the following:

•	Base Salary

•	Short-Term Incentive (Annual Bonus)

•	Total Cash Compensation (Combination of Base Salary and Short-Term Incentive)

•	Long-Term Incentives (Equity Awards)

•	Benefits

•	Executive Perquisites

The strategy behind each element of compensation has been defined as follows.

Base Salary

The Committee has defined base salary as the fixed direct compensation paid an executive for performing specific job responsibilities. The Committee targets base salary at market median. The base salaries of the executives are reviewed from time to time against the competitive market and adjustments made in accordance with the market data.

Short-Term Incentive (Annual Bonus)

The Committee has defined the short-term incentive as a cash bonus that is a form of variable pay paid in addition to base pay for results achieved over the Board approved minimum earnings threshold. The Committee approved for use in 2007 an Incentive Plan for Management (Plan). The Plan is designed to reward management for productivity, high performance and implementing the business plan and vision of the Bank. In order for the Plan participants to receive any form of payout, a minimum level of financial performance by the Bank must be achieved.

The Plan has two types of objectives. The first are Bank objectives which are set by the Board of Directors in advance of the Plan year. The second are individual objectives that are set by the CEO for Plan participants. Targets are established and weighted for each objective. Executives are advised in advance of the Plan year what they can achieve as a percent of their base salary if bonus targets are achieved. For 2007, the Board established five specific objectives for the CEO in the following areas:

1.	Net Earnings

2.	Safety and Soundness Ratings

3.	Net Loan Growth

4.	Core Deposit Growth

5.	Management Effectiveness

At the end of the Plan year each goal was assessed and results calculated. The Bank achieved 80% of its goals and, thus, the Plan paid out bonus amounts to the named executives for the 2007 Plan year.

The bonus plan is performance based. In years where the objectives are achieved, the bonus payments are made. In years where the objectives are not met, payments are not made.

Total Cash Compensation (Combination of Base Salary and Short-Term Incentive)

Total cash compensation is defined as the sum of base salary and short-term incentive received over an annual (12) month reporting period. The Committee’s philosophy regarding total cash compensation is to insure that total cash compensation exceeds the market median in years in which the short-term objectives have been achieved.

Long-Term Objectives (Equity)

The Committee defines long-term incentives as Equity Compensation. Equity Compensation is an incentive designed to reward and retain executives for long term performance. This type of compensation is linked to shareholder return and aligns the executives’ rewards with those achieved by shareholders.

The Company has the following equity plans: a) Performance Equity Program for Officers and Employees; b) Long Term Incentive Plan; c) Recognition and Retention Plan for Outside Directors; and d) Stock Option Plan for Outside Directors. Past decisions regarding equity grants to executives and Directors have been made on a discretionary basis. The current Programs are in need of share replenishment. The Company will submit to shareholders for their review and approval at the 2008 Shareholder Meeting a proposal to approve the 2008 Long- Term Incentive Plan to replace the 1996 Long Term Incentive Plan and the 1996 Stock Option Plan for Outside Directors, each as amended, which plans have expired and are no longer effective.

The Bank has an approved Employee Stock Ownership Plan (ESOP) that was established in January 1996. The purpose of the ESOP is to promote the mutual interests of the Company’s shareholders and Bank employees. All employees that have attained the age of 21 years and completed one year of service are eligible to receive Company shares under the ESOP.

Benefits

Benefits are defined as those plans not related to cash compensation or equity that are needed to insure that a competitive total compensation package is maintained. Benefits may be qualified or non-qualified.

The Committee’s strategy regarding benefits has been to insure that the plans in place are competitive and assist the Bank in attracting and retaining the talent needed. They are designed to provide for the basic health and welfare needs of employees. The Committee has adopted the strategy not to lead the market in benefits and to adopt benefit strategies that are likely to reduce future growth in benefit costs. This decision is in keeping with the Committee’s desire to continue to foster a pay for performance rather than an entitlement culture. At the present, the Bank has a basic benefit package which includes health and insurance benefits and a 401(k) with a matching provision. The Bank has no pension plan.

Executive Employment Contracts/Executive Perquisites

The Committee has approved Severance Benefits for Named Executive Officers in the event of a change in control. The agreements have two triggers. The first trigger is that a change in control must occur, and the second is that the acquiring organization makes the determination not to employ the officer covered. The approved benefits are as follows:

Named Officers	Severance Benefit
Paul C. Hudson	30 months
Samuel Sarpong	18 months
Wilbur McKesson	12 months
Candis Hurdle-Noel	12 months
Mildred O. Cayton	12 months

The Bank has established a Non Qualified Deferred Compensation Plan (Plan) for a select group of executive officers and directors of the Company and/or the Bank. Under the Plan, the executive officer or director may elect to defer annually a stated maximum amount of his or her salary until a specified date or until he or she is no longer employed by Broadway. No executive officer or director participated in the Plan during 2007.

In addition, the Bank has a Non Qualified Deferred Compensation Plan in the form of a Salary Continuation Agreement (Agreement) for Paul C. Hudson. The Agreement is designed as a retention tool. The Agreement provides an annual benefit of $100,000 per year for 15 years beginning at age 65. For Mr. Hudson to receive the benefits under the Agreement, he must remain with the Bank and/or Company until he is 65. Should he leave prior to that time, he will forfeit this benefit. The Bank purchased a Bank Owned Life Insurance (BOLI) policy on Paul C. Hudson. The income from BOLI reduces the expense related to the Salary Continuation Agreement.

Mr. Hudson also receives a car and telephone allowance and is subsidized for a club membership. The other named officers receive both car and telephone allowances.

Director Compensation

In 2005, the Bank developed a compensation strategy for its Directors which is based on the same pay for performance philosophy that it uses for its executives. The program developed was designed with input from an outside third party consulting firm. The recommendations made were based on a market analysis of financial institutions operating in the West with assets between $250 million and $500 million. The recommendations were presented to the full Board; the following resolutions were approved and form the basis for Director Compensation:

1.	Each Independent Director receives $1,000 for attendance at each Board Meeting.

2.	Each Independent Director receives a retainer of $6,000 annually in lieu of Board Committee fees.

3.	The Chairman of the Board, if independent, receives a $5,000 retainer for his work as Chairman.

4.	The respective Chairmen of the Loan, Audit/Compliance, and Compensation/Benefits Committees receive an annual retainer of $3,000 for his service as Chairman.

5.	The respective Chairmen of the Executive, Investment and Nominating Committees (if Outside Directors) receive an annual retainer of $2,000 for his service as Chairman.

The Plan is designed to differentiate Director cash compensation based on the Directors’ duties and responsibilities to the Board. In addition to cash compensation, the Directors are entitled to health insurance coverage.

The Directors did not receive any new equity compensation during 2007.

Compensation Tables

The following table sets forth a summary of certain information concerning the compensation awarded or paid by the Company for services rendered in all capacities during 2007 and 2006 to our Chief Executive Officer and Chief Financial Officer, as well as our three other most highly compensated executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Nonqualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total ($)
Paul C. Hudson	2007	$190,134	—	$1,908	$6,726	$43,882	$102,566	$28,346	$373,562
Chief Executive Officer	2006	$190,134	—	$3,271	$11,531	—	$109,552	$28,317	$342,805

Samuel Sarpong	2007	$140,000	—	$6,150	$20,720	$36,497	—	$18,549	$221,917
Chief Financial Officer	2006	$130,000	—	$3,588	$6,300	—	—	$18,396	$158,284

F. Glenn Harvey (6)	2007	$135,700	—	$2,713	$11,790	—	—	$251,570	$401,772
Former President and Chief Operating Officer	2006	$120,000	—	$8,138	$35,370	—	—	$20,752	$184,260

Wilbur McKesson (7)	2007	$115,385	—	—	—	$22,971	—	$17,034	$155,390
Chief Lending Officer	2006	—	—	—	—	—	—	—	—

Candis Hurdle Noel (8)	2007	$105,000	$20,000	—	—	$13,084	—	$13,036	$151,120
Chief Retail Banking Officer	2006	$18,308	—	—	—	—	—	$862	$19,170

(1)	Includes amounts deferred and contributed to the 401(k) Plan by the named executive officer.

(2)

The amounts shown reflect the amounts expensed during 2007 and 2006 for grants and awards in prior years. The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS No. 123 (R)”), which requires us to recognize compensation expense for stock options and other stock-related awards granted to our employees and directors based on the estimated fair value of the equity instrument at the time of grant. The compensation expense is recognized over the vesting period. The assumptions used to determine the valuation of the awards are discussed in Note 12 of the Notes to the Consolidated Financial Statements of the Company, as filed with the SEC on Form 10-KSB for the year ended December 31, 2007.

(3)	The amounts shown represent performance-based bonuses earned in 2007 but paid in 2008, as described in the CD&A. No performance-based bonuses were earned in 2006.

(4)

The Bank has a Salary Continuation Agreement with Mr. Hudson. The amount listed reflects the change in the actuarial present value of the accumulated benefits under this agreement. The income from BOLI reduces the expense related to the Salary Continuation Agreement. The other Named Executive Officers did not participate in the Bank’s Non-Qualified Deferred Compensation Plan during 2007 and 2006.

(5)

Includes amounts paid by the Company to the 401(k) account of the executive officer, and estimated allocations under the ESOP. Also includes perquisites and other benefits consisting of car and phone allowances, and premiums paid for medical, dental and group term life insurance policies.

(6)

F. Glenn Harvey commenced his employment as the Bank’s President and Chief Operating Officer in April 2006. The Bank terminated his employment effective September 19, 2007. Included in other compensation was $233,000 of severance payment.

(7)	Wilbur McKesson commenced his employment as the Bank’s Chief Lending Officer in March 2007.

(8)	Candis Hurdle-Noel commenced her employment as the Bank’s Chief Retail Banking Officer in November 2006. She received a $20,000 signing bonus in January 2007.

The following table sets forth information concerning outstanding equity awards held by each named executive officer as of December 31, 2007.

Outstanding Equity Awards at December 31, 2007

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (1)	Number of Securities Underlying Unexercised Options (Unexercisable) (2)	Option Exercise Price (3)	Option Expiration Date (4)	Number of Shares or Units of Stock That Have Not Vested (5)	Market Value of Shares or Units of Stock That Have Not Vested (6)
Paul C. Hudson	5,648	—	$4.34	11/15/10	—
	29,718	—	$6.68	07/25/12	—	—
Samuel Sarpong	6,000	4,000	$13.11	04/21/14	—	—
	3,000	12,000	$10.25	05/24/16	2,400	$20,856

(1)	The stock options were immediately exercisable at December 31, 2007.

(2)	Options vest in equal annual installments on each anniversary date over a period of five years commencing on the date of the grant.

(3)	Based upon the fair market value of a share of Company common stock on the date of grant.

(4)	Terms of outstanding stock options are for a period of ten years from the date the option is granted.

(5)	Shares vest in equal annual installments on each anniversary date over a period of five years commencing on the date of the grant.

(6)	Based upon a fair market value of $8.69 per share for the Company common stock as of December 31, 2007.

The following table sets forth information with respect to stock options exercised and stock awards that have vested for the named executive officers during the year ended December 31, 2007.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
Paul C. Hudson	48,204	$253,071	490	$5,331
Samuel Sarpong	—	—	600	$6,690

(1)	Based upon the fair market value of a share of Company’s common stock on the date vested.

Salary Continuation Agreement

Under the 2006 Salary Continuation Agreement, upon termination of employment after Mr. Paul Hudson reaches age 65, he will receive an annual benefit of $100,000, divided into 12 equal monthly payments, for 15 years. The normal retirement age is defined as age 65. The agreement includes provisions for early termination, disability, termination for cause, death, and change in control. The present value of the accumulated benefit is the accrual balance as of December 31, 2007. The accrual balance is determined using a discount rate of 6%.

Change in Control Agreements

The Company and the Bank have entered into change in control agreements with each of its executive officers. Each agreement provides that if, within three years of any Change in Control (as defined in the agreement), the officer’s employment is terminated, either by the officer following a demotion or other specified adverse treatment or by the Company or the Bank other than for Cause (as defined in the agreement), then the officer will receive a severance payment equal to the sum of (A) the officer’s unpaid salary and bonus or other incentive compensation for the remainder of the year in which employment is terminated, and (B) a specified multiple of the highest Annual Compensation (as defined in the agreement) paid to the officer in any of the three years preceding termination of employment. In addition to these payments, any stock options and similar rights held by the officer will become fully vested and exercisable, and the health and other benefits coverage provided to the officer will be continued for one year after termination of employment.

Compensation/Benefits Committee Report

The Compensation/Benefits Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review, the Compensation/Benefits Committee recommended to the Board that the Compensation and Discussion Analysis be included in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission.

Compensation/Benefits Committee

Mr. Robert C. Davidson, Chairman

Mr. Rick McGill

Mr. Javier Leon

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2007.

Name	Year	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Kellogg Chan	2007	$23,000	—	—	—	—	—	$23,000
Robert C. Davidson	2007	$24,000	$1,687	$1,709	—	—	$3,211	$30,607
Javier León	2007	$18,500	—	—	—	—	—	$18,500
A. Odell Maddox	2007	$24,000	—	—	—	—	$7,442	$31,442
Rick McGill (4)	2007	$16,500	$1,125	$928	—	—	—	$18,553
Daniel Medina	2007	$23,000	—	—	—	—	—	$23,000
Virgil Roberts	2007	$24,000	$988	$827	—	—	—	$25,815
Elrick Williams	2007	$19,500	—	—	—	—	—	$19,500

(1)	Include payment for annual retainer fees, chair fees, and meeting attendance fees.

(2)

The amounts shown reflect the amounts expensed during 2007 and 2006 for grants and awards in prior years. The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS No. 123 (R)”), which requires us to recognize compensation expense for stock options and other stock-related awards granted to our employees and directors based on the estimated fair value of the equity instrument at the time of grant. The compensation expense is recognized over the vesting period. The assumptions used to determine the valuation of the awards are discussed in Note 12 of the Notes to the Consolidated Financial Statements of the Company, as filed with the SEC on Form 10-KSB for the year ended December 31, 2007.

(3)	Includes premiums paid for medical, dental and group term life insurance.

(4)	Rick McGill retired effective October 17, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s current loan policy provides that all loans made by the Company or its subsidiaries to its directors and executive officers must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of collectibility or present other unfavorable features.

On September 30, 1999, the Bank made a $550,000 loan to Maddox & Stabler LLC. Mr. A. Odell Maddox is a director of the Company and the Bank. The loan is secured by a 24-unit multi-family property located in Los Angeles, California. The terms of the 30-year loan include an initial interest rate of 8% fixed for the first five years and a variable rate thereafter equal to 2.50% over the one-year Treasury Bill rate. Since inception, payments on the loan have been made as agreed. As of March 31, 2007, the outstanding balance of the loan was $485,788.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s common stock, to report to the Securities and Exchange Commission their initial ownership of the Company’s common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and we are to disclose in this proxy statement any late filings or failures to file. Officers, directors and greater than ten percent (10%) stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all such reports were filed on a timely basis, except for one late filing of Form 4 on behalf of Mr. Elrick Williams and one late filing of Form 4 on behalf of Mr. Virgil Roberts.

PROPOSAL 2. RATIFY THE APPOINTMENT OF AUDITORS

The Board of Directors has appointed Crowe Chizek and Company LLP as the Company’s independent audit firm for the fiscal year ending December 31, 2008 and this appointment is being submitted to the stockholders for ratification.

The Board of Directors unanimously recommends

that you vote to ratify the appointment of Crowe Chizek and Company LLP as the Company’s Independent Auditors.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Crowe Chizek and Company LLP as the Company’s independent audit firm for the fiscal year ending December 31, 2008. It is anticipated that representatives of Crowe Chizek will be present at the Annual Meeting. The Crowe Chizek representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from stockholders. Crowe Chizek performed the independent audit of the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006.

Principal Accountant Fees and Services

Before the Company’s independent accountants are engaged to render non-audit services for the Company or the Bank, the Audit Committee approves each engagement. The Audit Committee also preapproved all of the audit and audit-related services provided by Crowe Chizek and Company LLP for the year ended December 31, 2007 and 2006. The following table sets forth the aggregate fees billed to us by Crowe Chizek and Company LLP for the years indicated.

	2007	2006
	(In thousands)
Audit fees (1)	$139	$133
Audit-related fees (2)	12	14
All other fees (3)	6	7

Total fees	$157	$154

(1)

Aggregate fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in the Company’s Annual Report on Form 10-KSB and for the reviews of the Company’s consolidated financial statements included in the Company’s Quarterly Reports on Form 10-QSB.

(2)

Consultation fees billed for professional services rendered for the 2007 and 2006 Independent Accountant’s Report on Management’s Assertion About Compliance with Minimum Servicing Standards (USAP) and for professional services rendered for the accounting for the Bank’s Director Emeritus Plan.

(3)	Fees billed for certifications and internal control assessment software and license fees and related training.

PROPOSAL 3. APPROVAL OF THE BROADWAY FINANCIAL CORPORATION

2008 LONG-TERM INCENTIVE PLAN

A proposal will be presented at the Annual Meeting to approve the Broadway Financial Corporation 2008 Long-Term Incentive Plan (the “Plan”). The Plan was approved by the Board of Directors on May 8, 2008, subject to stockholder approval, to replace the Company’s 1996 Long Term Incentive Plan and 1996 Stock Option Plan for Outside Directors, each as amended, (the “Prior Plans”). The Prior Plans have expired and are no longer effective, except as to outstanding awards.

Subject to approval by the stockholders at the Annual Meeting, the Plan will be effective as of May 8, 2008 (the “Effective Date”) and will continue in effect for ten years thereafter, unless earlier terminated by the Board; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

A summary of the material provisions of the Plan is set forth below. A copy of the Plan is set forth in Exhibit A to this proxy statement.

PURPOSE

The purposes of the Plan are to (i) attract and retain well qualified employees; (ii) motivate the Company’s key employees and directors, by means of appropriate incentives, to achieve the Company’s long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Plan Participants’ interests with those of the Company’s shareholders through compensation that is based on increases in the value of the Company’s common stock (“Stock”). More generally, the Board believes the Plan will promote the long term financial interest of the Company, including growth in value of the Company’s equity and enhancement of long term shareholder return.

The Board has proposed the Plan because it believes in the merits of linking employees’ overall compensation opportunities to the enhancement of long-term stockholder returns. The Company uses equity-based compensation, such as options and other Company Stock related awards, as key elements of its compensation packages. The Board of Directors has approved the Plan, and is recommending it to stockholders for approval because the Company believes it is important for the employees and directors of the Company and its subsidiaries to have an equity interest in the Company, and to be eligible to receive cash incentive awards. Adoption of the Plan will help achieve this goal and is necessary in order for the Company to continue making equity awards to employees and directors at competitive levels.

GENERAL

To achieve the Board’s long term incentive compensation objectives described above, the Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights (“SARs”), full value awards and cash incentive awards. Each of these is referred to in the Plan and in this summary as an Award.

The Plan will be administered by a committee (the “Committee”) of two or more members of the Board who are selected by the Board. The Committee will select the persons to whom Awards under the Plan will be granted (“Participants”) within the eligibility criteria of the Plan, the types of Awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of the Awards. The Committee may delegate all or any portion of its responsibilities or powers under the Plan to persons selected by it. To the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board will be authorized to take any action under the Plan that would otherwise be the responsibility of the Committee.

The maximum number of shares that may be delivered to Participants and their beneficiaries under the Plan will be the sum of (i) 351,718 shares of Stock; plus (ii) any shares of Stock that are represented by awards granted under the Prior Plans that are forfeited, expire or are canceled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company, but only to the extent that such shares would have been added back to the reserve under the terms of the applicable Prior Plan. Any shares covered by an Award that are not delivered on an unrestricted basis—for example, because the Award is forfeited, canceled, settled in cash, or used to satisfy the applicable tax withholding obligation—will not be deemed to have been delivered for this purpose. If the exercise price of any option granted under the Plan or any Prior Plan, or the tax withholding obligation with respect to any Award granted under the Plan or any Prior Plan, is satisfied by tendering shares of Stock to the Company, only the number of shares of Stock issued net of the shares of Stock tendered will be deemed delivered for purposes of determining the number of shares of Stock available for delivery under the Plan.

The following additional limits will apply to Awards under the Plan: (i) no more than 351,718 shares of Stock may be delivered to Participants and their beneficiaries under the Plan on exercise of incentive stock options; (ii) the maximum number of shares of Stock that may be covered by options and SARs granted to any one Participant in any one calendar year may not exceed 120,000; (iii) the maximum number of shares of Stock that may be delivered pursuant to full value awards will be 175,859; (iv) the maximum number of shares that may be delivered pursuant to full value awards intended to be performance-based compensation (as described below) granted to any one Participant during any one calendar-year period, regardless of whether settlement of the award is to occur prior to, at the time of, or after the time of vesting, may not exceed 120,000; (v) the maximum amount of cash incentive awards intended to be performance-based compensation payable to any one Participant with respect to any performance period will equal $83,333 multiplied by the number of calendar months included in the performance period.

The shares of Stock with respect to which Awards may be made under the Plan will include both currently authorized but unissued shares and, to the extent permitted by applicable law, previously issued shares that have been reacquired by the Company and are held as treasury shares, including shares purchased in the open market or in private transactions. At the discretion of the Committee, an Award under the Plan may be settled in cash rather than Stock. The closing price of the Stock on May 8, 2008 was $7.00 per share.

The Committee may use shares of Stock available under the Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee for this purpose may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee for this purpose may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable, which may include, among other possible adjustments, replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction and cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment may be the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the exercise price.

Unless otherwise provided by the Committee, Awards under the Plan will not be transferable except as designated by the Participant by will or by the laws of descent and distribution.

ELIGIBILITY

All employees and directors of the Company or its subsidiaries, as well as consultants and other persons providing services to the Company or its subsidiaries, will be eligible to become Participants in the Plan, except that non-employees may not be granted incentive stock options. As of May 8, 2008, the Company and its subsidiaries had 89 employees.

OPTIONS

The Committee may grant an incentive stock option or non-qualified stock option to purchase the Stock at an exercise price determined under the option. Except as described below, the exercise price for an option must not be less than the fair market value of the Stock at the time the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company’s stockholders or as a result of adjustments for corporate transactions as described above. In addition, the Committee may grant options with an exercise price less than the fair market value of the Stock at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced.

Options will be exercisable in accordance with the terms established by the Committee. The full purchase price of each share of Stock purchased upon the exercise of any option must be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option will be payable in cash, in Stock (valued at fair market value as of the day of exercise), or a combination thereof. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Stock acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option be granted with an effective period of more than ten years after the grant date.

STOCK APPRECIATION RIGHTS

An SAR entitles the Participant to receive the amount (in cash or stock) by which the fair market value of a specified number of shares of Stock on the exercise date exceeds an exercise price established by the Committee. Except as described below, the Plan provides that the exercise price for an SAR must not be less than the fair market value of the Stock at the time the SAR is granted or, if less, the exercise price of the tandem option. In addition, the Committee may grant SARs with an exercise price less than the fair market value of the Stock at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. The Committee may grant an SAR independent of any option grant and may also grant an option and an SAR in tandem with each other. SARs and options granted in tandem may be granted on different dates but may have the same exercise price. SARs will be exercisable in accordance with the terms established by the Committee. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Stock acquired pursuant to the exercise of an SAR as the Committee determines to be desirable.

FULL VALUE AWARDS

The following types of “full value awards” may be granted pursuant to the Plan, as determined by the Committee:

•	The Committee may grant shares of Stock that may be in return for previously performed services, or in return for the Participant surrendering other compensation that may be owed to the Participant.

•	The Committee may grant shares of Stock that are contingent on the achievement of performance or other objectives during a specified period.

•

The Committee may grant shares of stock subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or the achievement of performance or other objectives.

Any such awards will be subject to such other conditions, restrictions and contingencies as the Committee determines. If the right to become vested in a full value award is conditioned on the completion of a specified period of service with the Company or the subsidiaries, without achievement of performance measures (as described below) or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will not be less than three years (subject to accelerated vesting, to the extent provided by the Committee, in the event of the Participant’s death, disability, retirement, change of control or involuntary termination).

CASH INCENTIVE AWARDS

The Committee may grant cash incentive awards (including the right to receive payment of Stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a Participant’s performance objectives over a specified period established by the Committee. The grant of cash incentive awards may also be made subject to such other conditions, restrictions and contingencies, as may be determined by the Committee.

CHANGE OF CONTROL

The Plan provides that the vesting of Awards under the Plan will be accelerated in the event we experience a Change in Control. A “Change in Control” is defined in the Plan generally to occur when a person or group of persons acting in concert acquires beneficial ownership of, or makes a tender offer for, 20% or more of a class of the Company’s or the Bank’s equity securities or in the event of a merger or other form of business combination, sale of all or substantially all of the Company’s or the Bank’s assets, a plan of liquidation for the Company or the Bank is adopted or a solicitation of our stockholders seeking approval of any of the foregoing is made by anyone other than our Board of Directors or a majority of the Board of Directors ceases to consist of persons who were directors as of the adoption date of the Plan or persons who were nominated by such directors, or in certain other circumstances constituting a Change in Control as defined for specified regulatory purposes.

AMENDMENT AND TERMINATION

The Plan may be amended or terminated at any time by the Board, and the Board or the Committee may amend any Award granted under the Plan, provided that no amendment or termination may adversely affect the rights of any Participant under the Award granted prior to the date such amendment is adopted without the Participant’s written consent. The Board may not amend the provision of the Plan related to repricing without approval of the Company’s stockholders. The Plan will remain in effect as long as any Awards under it are outstanding, but no new Awards may be granted after the ten-year anniversary of the Effective Date.

FEDERAL INCOME TAX EFFECTS

The following is a brief summary of the anticipated federal income tax effects of Awards granted under the Plan. This summary is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A Participant may also be subject to state and local taxes in connection with the grant of Awards under the Plan. The Company recommends that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the Awards granted to them in their personal circumstances.

Non-Qualified Options

The grant of a non-qualified option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

The exercise of a non-qualified option through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will have the same tax basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the Participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

Incentive Stock Options

The grant of an incentive stock option (“ISO”) will not result in taxable income to the Participant. The exercise of an ISO will not result in taxable income to the Participant if the Participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is disabled, as that term is defined in the Internal Code).

The excess of the fair market value of the shares of Stock covered by an ISO at the time of the exercise of the ISO over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the Participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the Participant does not sell or otherwise dispose of the Stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such Stock, then, upon disposition of such Stock, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the Participant will generally realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

The exercise of an ISO through the exchange of previously acquired Stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of an NQO; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will have the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive ISO treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.

If the exercise price of an ISO is paid with shares of Stock acquired through a prior exercise of an ISO, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

Stock Appreciation Rights

The grant of an SAR will not result in taxable income to the Participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the Participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Full Value Awards

A Participant who has been granted a full value award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the Participant and deductible as such by the Company.

If delivery of Stock pursuant to the settlement of an Award under the Plan is deferred to a date that is later than the vesting date (by reason of the Participant filing a properly completed deferral form, or by reason of action of the Company), the Participant will recognize income at the time of distribution, in an amount equal to the then fair market value of the shares. Generally, delivery will be considered to have been deferred during the period in which the Participant has only an unsecured promise to receive the shares in the future, the Participant does not have the right to vote the shares, and the shares are not treated as outstanding on the books and records of the Company. At the time the Participant recognizes income with respect to the delivery, the Company will be entitled to a corresponding deduction. Awards providing for such deferred delivery are sometimes referred to as “stock units” or “phantom shares.”

Cash Incentive Awards

A Participant will realize taxable income at the time the cash incentive award is distributed, and the Company will be entitled to a corresponding deduction.

Change In Control

Any acceleration of the vesting or payment of Awards under the Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20% excise tax and which may not be deductible by the Company.

Limit on Deductible Compensation

A federal income tax deduction is not generally available for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the Plan will satisfy the requirements for “performance-based compensation.” The Committee may designate whether any full value Awards or cash incentive Awards being granted to any Participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such Awards designated as intended to be “performance-based compensation” must be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used for such Awards are set forth in the Plan and include, among others, measures based on any one or more of the following Company, subsidiary, operating unit or division performance measures as selected by the Committee: net earnings; net interest income; operating or interest rate margins; earnings per share; efficiency ratio or other cost control measures or objectives; return on equity; return on assets; stock price; comparisons with stock market indices; regulatory achievements; economic value added metrics; strategic business objectives, consisting of one or more objectives based on meeting specified volume or market share targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, investments or to assets or net assets.

If the Company or a subsidiary has an employee who is among the five most highly compensated officers, the Company’s or subsidiary’s deduction will be subject to this limit. To preserve the deduction for the subsidiary, the Company has designed the Plan to enable Awards thereunder to constitute “performance based compensation” and not be counted toward the $1 million limit.

Deferred Compensation Rules

Certain Awards under the Plan may be subject to tax rules that apply to nonqualified deferred compensation plans. If an Award is subject to those rules, and fails to conform to them, the recipient may have accelerated recognition of taxable income, and may also become liable for interest and tax penalties. Failure to satisfy these tax rules will not have an adverse tax effect on the Company. The Company intends that, to the extent that Awards are subject to the new deferred compensation rules, the Awards will be structured to satisfy those rules.

Tax Advice

IRS CIRCULAR 230 NOTICE. Any advice expressed in this description as to tax matters was neither written nor intended to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed under U.S. tax law. If any person uses or refers to any such tax advice in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then (i) the advice was written to support the promotion or marketing of that transaction or matter, and (ii) such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The Board of Directors unanimously recommends

that you vote “FOR” the proposal to approve the Long-Term Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the shares of Stock that were authorized for issuance under all of our equity compensation plans in effect as of the end of December 31, 2007. The table does not include shares that will be authorized for issuance pursuant to the 2008 Long Term Incentive Plan being submitted to the stockholders for approval at the Annual Meeting.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Recognition and retention plan	161	$10.49	3,482
Performance equity plan	2,400	$10.25	5,836
Employee stock ownership plan	87,505	$4.63	—
1996 Long term incentive plan (1)	79,390	$8.75	—
1996 Stock option plan for outside directors (1)	6,282	$8.13	—
Equity compensation plans not approved by security holders:
None	—	—	—

Total	175,738	$6.70	9,318

(1)	This plan has expired and is no longer effective, except as to outstanding awards.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2009 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before January 19, 2009. The Board of Directors will review any stockholder proposals which are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the proxy solicitation materials and for consideration at the Annual Meeting. Except for director nominations, any stockholder may make any proposal at the 2009 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the Company on or before May 26, 2009, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented. Stockholder director nominations must be received by the Company no earlier than March 27, 2009 and no later than April 26, 2009.

Under the Company’s Bylaws, stockholder nominations for election of directors may only be made pursuant to timely notice in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year’s Annual Meeting (between March 27, 2009 and April 26, 2009) to be considered at the Annual Meeting in year 2009. Such notice must state the nominee’s name, age and business and residence addresses, the nominee’s principal occupation or employment, and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee of the type required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

ANNUAL REPORT AND FORM 10-KSB

The 2007 Annual Report to Stockholders containing the consolidated financial statements of the Company for the year ended December 31, 2007 accompanies this proxy statement.

Stockholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission, without accompanying exhibits, by writing to Daniele Johnson, Investor Relations Representative, Broadway Financial Corporation, 4800 Wilshire Boulevard, Los Angeles, California 90010. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits in the Form 10-KSB upon payment to the Company of the cost of furnishing them.

BY ORDER OF THE BOARD OF DIRECTORS

Daniele Johnson
Secretary

EXHIBIT A

BROADWAY FINANCIAL CORPORATION 2008 LONG-TERM INCENTIVE PLAN

SECTION 1

GENERAL

1.1. Purpose. The Broadway Financial Corporation 2008 Long-Term Incentive Plan (the “Plan”) has been established by Broadway Financial Corporation (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.3. Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 5 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 9).

SECTION 2

OPTIONS AND SARS

2.1. Definitions.

(a)

The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an incentive stock option (an “ISO”) or a non-qualified option (an “NQO”), as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422(b) of the Code. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code. Each Option granted under this Plan shall be an NQO, unless the Option satisfies all of the requirements of an ISO and the Committee designates such Option as an ISO.

(b)

A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 5.7), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2. Exercise Price. The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock).

2.3. Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an Option or SAR expire later than ten years after the date of its grant.

2.4. Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)

Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise, except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c) payment may be made as soon as practicable after the exercise.

(b)

Subject to applicable law, the Exercise Price shall be payable in cash, by promissory note or by tendering, either by actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, including shares otherwise distributable pursuant to the exercise of the Option, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)

Subject to applicable law, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell a sufficient portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5. No Repricing. Except for adjustments pursuant to paragraph 5.2(f) (relating to the adjustment of shares) or reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price.

2.6. Grants of Options and SARs. An Option may, but need not be, in tandem with an SAR and an SAR may, but need not be in tandem with an Option, in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement. If an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, and the exercise price for the later granted Award may be less than the Fair Market Value of the Stock at the time of such grant.

SECTION 3

FULL VALUE AWARDS

3.1. Definition. A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future, with such grant being made subject to one or more of the following, as determined by the Committee:

(a)	The grant shall be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(b)	The grant shall be contingent on the achievement of performance or other objectives during a specified period.

(c)

The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

The grant of Full Value Awards may also be made subject to such other conditions, restrictions and contingencies, as the Committee shall determine.

3.2. Restrictions on Awards.

(a)

The Committee may designate a Full Value Award granted to any Participant as Performance-Based Compensation. To the extent required by Code section 162(m), any Full Value Award so designated shall be conditioned on the achievement of one or more performance objectives. The performance objectives shall be based on the Performance Measures selected by the Committee. For Awards under this Section 3 intended to be Performance-Based Compensation, the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

(b)

If the right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Subsidiaries, without achievement of Performance Measures or other performance objectives (whether or not related to Performance Measures) being required as a condition of vesting, and without the Full Value Award being granted in lieu of other compensation, then the required period of service for full vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, disability, retirement, change in control or involuntary termination). However, the Committee may grant Full Value Awards that do not condition vesting on achievement of performance objectives, and such Awards shall not be subject to the limits of foregoing provisions of this paragraph (b), provided that the aggregate number of shares subject to Full Value Awards granted pursuant to this paragraph (b) (excluding any such Awards to the extent that they have been forfeited or cancelled) may not exceed 5% of the limit imposed by paragraph 5.2(b) (relating to the limit on shares granted under the Plan).

SECTION 4

CASH INCENTIVE AWARDS

A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be made subject to such other conditions, restrictions and contingencies as may be determined by the Committee. The Committee may designate a Cash Incentive Award granted to any Participant as Performance-Based Compensation as that term is used in section 162(m) of the Code. To the extent required by Code section 162(m), any such Award so designated shall be conditioned on the achievement of one or more Performance Measures selected by the Committee. For Awards under this Section 4 intended to be Performance-Based Compensation, the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m). Except as otherwise provided in the applicable plan or arrangement, distribution of any bonus awards by the Company or its Subsidiaries (whether granted pursuant to this Plan or otherwise) for a performance period ending in a calendar year, shall be made to the participant not later than March 15 of the following calendar year; provided, however, that for purposes of determining compliance with Code section 409A, a payment will be considered to satisfy the requirement of this sentence if distribution is made no later than the end of the calendar year following the end of the applicable performance period.

SECTION 5

OPERATION AND ADMINISTRATION

5.1. Effective Date. Subject to the approval of the shareholders of the Company at the Company’s 2008 annual shareholders meeting, the Plan shall be effective as of May 8, 2008 (the “Effective Date”); provided, however, that Awards may be granted contingent on approval of the Plan by the shareholders of the Company at such annual meeting. In the event of Plan termination, the terms of the Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

5.2. Shares and Other Amounts Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)

The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or, to the extent permitted by applicable law, currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b)

Subject to the following provisions of this subsection 5.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 351,718 shares of Stock; and (ii) any shares of Stock that are represented by awards granted under the Broadway Financial Corporation Long Term Incentive Plan, as amended through June 19, 2002, and the Broadway Financial Corporation Stock Option Plan for Outside Directors, as amended through April 21, 1999 (the “Prior Plans”) that are forfeited, expire or are canceled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the applicable Prior Plan. However, the limit under this paragraph (b), as well as the limits under paragraph (e) below, shall not apply to Awards granted pursuant to subsection 5.5 in replacement of awards granted under plans other than this Plan.

(c)	To the extent provided by the Committee, any Award may be settled in cash rather than Stock.

(d)	Shares of Stock with respect to an Award will be treated as delivered for purposes of the determination under paragraph (b) above, subject to the following:

(i)

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.

(ii)

Subject to the provisions of paragraph (i) above, the total number of shares covered by an Award will be treated as delivered for purposes of this paragraph (b) to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (A) if an Award denominated in shares of Stock is settled in cash, the total number of shares with respect to which such payment is made shall be considered to have been delivered; (B) if shares covered by an Award are used to satisfy the applicable tax withholding obligation, the number of shares held back by the Company to satisfy such withholding obligation shall be considered to have been delivered; (C) if the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; and (D) if cash or shares of Stock are delivered in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered.”

(e)	Subject to paragraph 5.2(f), the following additional maximums are imposed under the Plan.

(i)	The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 351,718 shares.

(ii)

The maximum number of shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 120,000 shares. For purposes of this paragraph (ii), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or

Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

(iii)

The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Full Value Awards) and Section 4 (relating to Cash Incentive Awards, but only to the extent they are settled in Stock) shall be 175,859 shares.

(iv)

For Full Value Awards that are intended to be Performance-Based Compensation, no more than 120,000 shares of Stock may be delivered pursuant to such Awards granted to any one Participant during any one calendar-year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided that Awards described in this paragraph (iv) that are intended to be Performance-Based Compensation shall be subject to the following:

(A) If the Awards are denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied to the Stock based on the methodology used by the Committee to convert the number of shares of Stock into cash.

(B) If delivery of Stock or cash is deferred until after shares of Stock have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the shares are earned shall be disregarded.

(v)

For Cash Incentive Value Awards that are intended to be Performance-Based Compensation, the maximum amount payable to any Participant with respect to any performance period shall equal $83,333 multiplied by the number of calendar months included in the performance period; provided that Awards described in this paragraph (v) that are intended to be Performance-Based Compensation, shall be subject to the following:

(A) If the Awards are denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Stock.

(B) If delivery of Stock or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.

(f)

In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the Stock subject to the Option or SAR at the time of the transaction over the exercise price). However, in no event shall this paragraph (f) be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (A) would result in accelerated recognition of income or imposition of additional tax under Code section 409A; or (B) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Code section 409A, provided that the restriction of this clause (B) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A.

5.3. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)

Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)

To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

5.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns; or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan, provided, however, that such shares under this clause (iv) may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such taxable income).

5.5. Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to subsection 2.5 (relating to repricing), Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company, Subsidiaries, or other companies that are assumed in business combinations may provide for exercise prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such exercise price is appropriate to preserve the economic benefit of the award. The provisions of this subsection shall be subject to the provisions of subsection 5.15.

5.6. Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. The provisions of this subsection shall be subject to the provisions of subsection 5.15.

5.7. Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment or distribution, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Except for Options and SARs designated at the time of grant or otherwise as intended to be subject to Code section 409A, this subsection 5.7 shall not be construed to permit the deferred settlement of Options or SARs if such settlement would result in deferral of compensation under Treas. Reg. §1.409A-1(b)(5)(i)(A)(3) (except as permitted in paragraphs (i) and (ii) of that section). Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee. The provisions of this subsection shall be subject to the provisions of subsection 5.15.

5.8. Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

5.9. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.10. Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

5.11. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

5.12. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.13. Limitation of Implied Rights.

(a)

Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)

The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.14. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

5.15. Limitations under Section 409A. The provisions of the Plan shall be subject to the following:

(a)

Neither subsection 5.5 nor any other provision of the Plan shall be construed to permit the grant of an Option or SAR if such action would cause the Option or SAR being granted or the option or stock appreciation right being replaced to be subject to Code section 409A, provided that this paragraph (a) shall not apply to any Option or SAR (or option or stock appreciation right granted under another plan) being replaced that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A.

(b)

Except with respect to an Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A, no Option or SAR shall condition the receipt of dividends with respect to an Option or SAR on the exercise of such Award, or otherwise provide for payment of such dividends in a manner that would cause the payment to be treated as an offset to or reduction of the exercise price of the Option or SAR pursuant Treas. Reg. §1.409A-1(b)(5)(i)(E).

(c)

The Plan shall not be construed to permit a modification of an Award, or to permit the payment of a dividend or dividend equivalent, if such actions would result in accelerated recognition of taxable income or imposition of additional tax under Code section 409A.

SECTION 6

CHANGE IN CONTROL

(a)

Unless determined otherwise by the Committee, upon a Participant’s termination of employment within the twelve months following a Change in Control, all unvested Full Value Awards shall become fully vested and all Options and SARs shall be exercisable for a period ending on the earlier of the Expiration Date of the Option or SAR or the first anniversary of the Participant’s termination of employment. Notwithstanding the foregoing provisions of this Section 6, in the event of a Change in Control as the result of a Terminating Event, a Participant’s Options, SARs, and Full Value Awards will become vested and exercisable pursuant to this paragraph only if no provision has been made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of the awards theretofore granted hereunder, or the substitution for such awards of new awards issued by the successor corporation or, if applicable, the publicly traded entity that is the parent entity of the successor corporation, with such appropriate adjustments as may be determined or approved by the Committee, in which event this Plan and the awards theretofore granted or substituted therefore shall continue in the manner and under the terms so provided.

(b)

As used in this Plan, a “Change in Control” of the Company shall mean an event of a nature that (i) would be required to be reported in response to Item 1 of a current report filed on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act as in effect on the Effective Date of this Plan; or (ii) results in any person acquiring control of the Bank or the Holding Company within the meaning of the Home Owners’ Loan Act of 1933, as amended and the rules and regulations promulgated by the Office of Thrift Supervision (“OTS”) (or its predecessor agency), as in effect on the Effective Date of this Plan, (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); and, without limitation, such a change in control shall be deemed to have occurred at such time as (A) any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company, and including any such persons that may be deemed to be acting in concert with respect to the Bank or the Holding Company, or the acquisition, ownership or voting of Bank or Holding Company Securities) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on the date of the adoption of this Plan by the Board of Directors of the Holding Company), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board on the date of the adoption of this Plan by the Board of Directors of the Holding Company (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of liquidation reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction in which the Bank or Holding Company is not the resulting entity (a “Terminating Event”) is approved by the Board and the stockholders or otherwise occurs; or (D) solicitations of stockholders of the Holding Company, by someone other than the Incumbent Board of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to this Plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company; or (F) any other event, transaction or series of transactions occurs as a result of which any person may be deemed to “acquire control” of the Bank or the Holding Company (as such terms are defined in the regulations of the OTS set forth at 12 C.F.R. Part 574 as in effect on the effective date of this Plan).

SECTION 7

COMMITTEE

7.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 7. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

7.2. Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 8) to amend, cancel, or suspend Awards.

(b)

To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)

In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

(f)

The Committee shall take such actions as it determines to be necessary or appropriate with respect to this Plan, and the Awards granted under the Plan, to avoid acceleration of income recognition or imposition of penalties under Code section 409A.

(g)

Notwithstanding any other provision of the Plan, no benefit shall be distributed under the Plan unless the Committee, in its sole discretion, determines that such person is entitled to benefits under the Plan.

7.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

7.4. Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

7.5. Applicable Law. The provisions of the Plan shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions of any jurisdiction.

SECTION 8

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to paragraph 5.2(f) shall not be subject to the foregoing limitations of this Section 8; and further provided that the provisions of subsection 2.5 (relating to Option and SAR repricing) cannot be amended unless the amendment is approved by the Company’s stockholders. No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Code section 409A or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Code section 409A to become subject to section 409A.

SECTION 9

DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)	Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Full Value Awards, and Cash Incentive Awards.

(b)	Board. The term “Board” means the Board of Directors of the Company.

(c)	Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(d)

Eligible Individual. For purposes of the Plan, the term “Eligible Individual” means any employee of the Company or a Subsidiary, and any consultant, director, or other person providing services to the Company or a Subsidiary; provided, however, that an ISO may only be granted to an employee of the Company or a Subsidiary. An Award may be granted to an employee or other individual providing services, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee or service provider first performs such services.

(e)

Fair Market Value. Except as otherwise provided by the Committee, for purposes of determining the “Fair Market Value” of a share of Stock as of any date means the average of the high and low bid prices of the Stock as reported by the Nasdaq Stock Market (as published by the Wall Street Journal, if then so published) or, if the Common Stock is then listed on or quoted through a stock exchange or transaction reporting system on or through which actual sale prices are regularly reported, the closing sale price of the Common Stock, on the grant date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was quoted or traded, as the case may be.

(f)	Performance-Based Compensation. The term “Performance-Based Compensation” shall have the meaning ascribed to it under Code section 162(m) and the regulations thereunder.

(g)

Performance Measures. The “Performance Measures” shall be based on any one or more of the following Company, Subsidiary, operating unit or division performance measures: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; efficiency ratio; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating or interest rate margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders equity and/or shares outstanding, investments or to assets or net assets, and may (but need not) provide for adjustments for restructurings, extraordinary, and other unusual, non-recurring, or similar charges.

(h)	Stock. The term “Stock” means shares of common stock, $0.01 par value of the Company.

(i)

Subsidiaries. For purposes of the Plan, the term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

(j)

Termination of Service. With respect to Awards that constitute Deferred Compensation, references to the Participant’s termination of employment (including references to the Participant’s employment termination, and to the Participant terminating employment, a Participant’s separation from service, and other similar reference) and references to a Participant’s termination as a director (including separation from service and other similar references) shall mean, respectively, the Participant ceasing to be employed by, or ceasing to perform director services for, the Company and the Affiliates, subject to the following:

(i)

The employment relationship or director relationship will be deemed to have ended at the time the Participant and the applicable company reasonably anticipate that a level of bona fide services the Participant would perform for the Company and the Affiliates after such date would permanently decrease to no more than 20% of the average level of bona fide services performed over the immediately preceding 36 month period (or the full period of service to the Company and the Affiliates if the Participant has performed services for the Company and the Affiliates for less than 36 months). In the absence of an expectation that the Participant will perform at the above-described level, the date of termination of employment or termination as a director will not be delayed solely by reason of the Participant continuing to be on the Company’s and the Affiliates’ payroll after such date.

(ii)	The employment or director relationship will be treated as continuing intact while the Participant is on a bona fide leave of absence (determined in accordance with Treas. Reg. §409A-1(h)).

(iii)

The determination of a Participant’s termination of employment or termination as a director by reason of a sale of assets, sale of stock, spin-off, or other similar transaction of the Company or an Affiliate will be made in accordance with Treas. Reg. §1.409A-1(h).

(iv)

If a Participant performs services both as an employee of the Company or an Affiliate, and a member of the board of directors of the Company or an Affiliate, the determination of whether termination of employment or termination of service as a director shall be made in accordance with Treas. Reg. §1.409A-1(h)(5) (relating to dual status service providers).

(v)

The term “Affiliates” means all persons with whom the Company is considered to be a single employer under section 414(b) of the Code and all persons with whom the Company would be considered a single employer under section 414(c) thereof.

(vi)	The term “Deferred Compensation” means payments or benefits that would be considered to be provided under a nonqualified deferred compensation plan as that term is defined in Treas. Reg. §1.409A-1.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — BROADWAY FINANCIAL CORPORATION

REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 2008 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

I/we hereby constitute and appoint Paul C. Hudson, with full power of substitution, as my/our attorney, agent and proxy, to attend and act as proxy at the 2008 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, on Wednesday, June 25, 2008 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLP AND “FOR” APPROVAL OF THE BROADWAY FINANCIAL CORPORATION 2008 LONG TERM INCENTIVE PLAN. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLP AND “FOR” APPROVAL OF THE BROADWAY FINANCIAL CORPORATION 2008 LONG TERM INCENTIVE PLAN.

I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I /we acknowledge receipt of the notice of Annual Meeting and the Proxy Statements which accompanies the notice.

(continued and to be signed on the reverse side)

Broadway Financial Corporation

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors

01—Virgil Roberts

02—Daniel Medina

03—Albert Odell Maddox

Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees

For All EXCEPT—To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03

For Against Abstain

2. RATIFICATION OF APPOINTMENT OF CROWE CHIZEK AND COMPANY LLP as the independent audit firm of Broadway Financial Corporation for the year ending December 31, 2008.

For Against Abstain

3. To approve the Broadway Financial Corporation 2008 Long Term Incentive Plan.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

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